                                                                   EXHIBIT 10.27

                              STATER BROS. MARKETS
                           STATER BROS. HOLDINGS INC.

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

            This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") is dated as of December 13, 2001 and entered into by and among STATER BROS. MARKETS, a California corporation ("BORROWER"), STATER BROS. HOLDINGS INC., a Delaware corporation ("HOLDINGS"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANK OF AMERICA, N.A., as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Issuing Lender, and, for purposes of Section 4 hereof, the Credit Support Party (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of August 6, 1999, as amended by the First Amendment dated as of September 15, 2000 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), by and among Borrower, Holdings, Lenders, Administrative Agent, and Issuing Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrower, Holdings, Lenders and Issuing Lender desire to amend the Credit Agreement as set forth below;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS.

            Subsection 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

            ""Revolving Loan Commitment L/C Sublimit" means an amount equal to the lesser of (a) the Revolving Loan Commitment and (b) $15,000,000. The Revolving Loan Commitment L/C Sublimit is part of, and not in addition to, the Revolving Loan Commitment."

            1.2 AMENDMENTS TO SECTION 2: THE COMMITMENTS AND EXTENSIONS OF
            CREDIT.

            A. Subsection 2.04(a) of the Credit Agreement is hereby amended by amending and restating the first sentence of this subsection in the following manner:

            "Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Letter of Credit Commitment Termination Date, Issuing Lender shall take such Letter of Credit Actions under the Letter of Credit Commitments and the Revolving Loan Commitment L/C Sublimit as Borrower may request; provided, however, that the Issuing Lender shall not be obligated to make any Letter of Credit Action with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such Letter of Credit Action, the aggregate outstanding Letter of Credit Usage would exceed the combined Letter of Credit Commitments plus the Revolving Loan Commitment L/C Sublimit."

            B. Subsection 2.04(a) of the Credit Agreement is hereby further amended by amending and restating the last sentence of the first paragraph of this subsection in the following manner:

            "The Letter of Credit Commitments and the Revolving Loan Commitment L/C Sublimit shall be subject to the following limitations:"

            C. Subsection 2.04(j) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefore:

            "(j) STANDBY LETTER OF CREDIT FEE. On each Quarterly Payment Date and on the Letter of Credit Expiration Date, Borrower shall pay to Administrative Agent in arrears, for the account of each Lender in accordance with its Pro Rata Share, a Letter of Credit fee equal to the Applicable Amount for Letters of Credit times the actual daily maximum amount available to be drawn under each standby Letter of Credit since the later of the Closing Date and the previous Quarterly Payment Date; provided, however, that for any Letter of Credit issued under the Revolving Loan Commitment L/C Sublimit, such Letter of Credit fee shall be payable to Administrative Agent in advance on each Quarterly Payment Date, for the account of each Lender in accordance with it Pro Rata Share."

            D. Subsection 2.05(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefore:

            "(c) If for any reason the Letter of Credit Usage at any time exceeds the combined Letter of Credit Commitments plus the Revolving Loan Commitment L/C Sublimit as in effect or as reduced, or to give effect to the limitations set forth in Section 2.04(a), or because of any other limitation set forth in this Agreement or otherwise, Borrower shall immediately deposit cash in a Letter of Credit Cash Collateral Account in an aggregate amount equal to such excess."

            SECTION 2. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders and Issuing Lender to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, each of Borrower and Holdings represents and warrants to each Lender and Issuing Lender that the following statements are true, correct and complete:

            A. EXISTENCE AND QUALIFICATION; POWER; COMPLIANCE WITH LAWS. Each Borrower Party is a corporation duly organized or formed, validly existing and in good standing under the Laws of the state of its incorporation or organization, has the power and authority and the legal right to own and operate its properties, to lease the properties it operates and to conduct its business, is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and is in compliance with all Laws except to the extent that noncompliance does not have a Material Adverse Effect.

            B. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower Party has the power and authority and the legal right to make, deliver and perform this Second Amendment and, in the case of Holdings and Borrower, to perform its obligations under the Credit Agreement as amended by this Second Amendment (the "AMENDED AGREEMENT"), and has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment and to authorize the performance under the Amended Agreement. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment or the Amended Agreement. This Second Amendment has been duly executed and delivered by each Borrower Party, and this Second Amendment and the Amended Agreement constitute a legal, valid and binding obligation of each Borrower Party party thereto, enforceable against each Borrower Party party thereto in accordance with their respective terms.

            C. NO LEGAL BAR. The execution, delivery, and performance by each Borrower Party of this Second Amendment and the performance by each Borrower Party party thereto of the Amended Agreement and compliance with the provisions hereof and thereof have been duly authorized by all requisite action on the part of such Borrower Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any Organization Documents of such Borrower Party or any of its Subsidiaries, (ii) any applicable Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any Contractual Obligation of such Borrower Party or any of its

Subsidiaries or by which any of them or any of their property is bound or subject, (b) constitute a default under any such agreement or instrument, (c) result in, or require, the creation or imposition of any Lien on any of the properties of such Borrower Party or any of its Subsidiaries, or (d) require any approval of stockholders or any approval or consent of any Person of any Contractual Obligation of any Borrower Party.

            D. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date of this Second Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            E. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Default.

            SECTION 3. ACKNOWLEDGEMENT AND CONSENT

            Development is a party to the Development Guaranty, as amended, pursuant to which Development has guaranteed the Obligations. Development is referred to herein as the "CREDIT SUPPORT PARTY," and the Development Guaranty is referred to herein as the "CREDIT SUPPORT DOCUMENT".

            The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Second Amendment. The Credit Support Party hereby confirms that the Credit Support Document to which it is a party or otherwise bound will continue to guaranty, to the fullest extent possible the payment and performance of all Guarantied Obligations (as such term is defined in the Credit Support Document), including without limitation the payment and performance of all such Guarantied Obligations in respect of the Obligations of Borrower and Holdings now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

            The Credit Support Party acknowledges and agrees that the Credit Support Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of this Second Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            The Credit Support Party acknowledges and agrees that the Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of the Credit Support Party to any future amendments to the Credit Agreement.

            SECTION 4. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the date of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, any Lender or the Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in subsection 11.03 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

            C. HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS; EFFECTIVENESS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment shall become effective upon the execution of a counterpart hereof by Borrower, Holdings, Requisite Lenders and the Credit Support Party and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       STATER BROS. MARKETS,
                                       a California corporation

                                       By:___________________________________
                                          Bruce D. Varner, Secretary


                                       STATER BROS. HOLDINGS INC.,
                                       a Delaware corporation

                                       By:___________________________________
                                          Bruce D. Varner, Secretary


                                       STATER BROS. DEVELOPMENT, INC.
                                       a California corporation (for purposes of Section 4) as a Credit Support Party


                                       By:___________________________________
                                          Bruce D. Varner, Secretary

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent


                                       By:___________________________________
                                       Title:________________________________

                                       BANK OF AMERICA, N.A., as Issuing Lender and a Lender


                                       By:___________________________________
                                       Title:________________________________